Investment Strategy - Ironclad Managed Risk Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

Under normal circumstances, the Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and exchange traded funds (“ETFs”). The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit its participation in the gains of the underlying assets. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The Fund’s investment advisor seeks to reduce the overall volatility of returns by managing a portfolio of options.

A call option gives the purchaser of the option, upon payment of a premium to the seller, the right to buy the underlying asset from the seller at a specified price over a defined period of time. A put option gives the purchaser of the option, upon payment of a premium to the seller, the right to sell the underlying asset to the seller at a specified price over a defined period of time. The Fund may purchase and sell put and call options to adjust the risk and return of its overall investment positions. When the Fund’s investment advisor believes the value of an underlying asset will decline, the Fund may purchase a put option to profit from the decline. Similarly, when the advisor anticipates an increase in the value of an underlying asset, the Fund may purchase a call option with respect to that asset.

The Fund’s investment advisor determines the Fund’s exposure to each option by evaluating metrics associated with the valuation of options, including, but not limited to, volatility, time to expiration and the relationship of the exercise price to the market price of the underlying asset. All option positions held by the Fund are exchange-traded and backed by the Options Clearing Corporation (“OCC”). In general, exchange-traded options have standardized exercise prices and expiration dates, which require the parties to post collateral against their obligations. Consequently, all option positions sold by the Fund may be collateralized with other options, cash, cash equivalents (for example, U.S. Treasury Bills, money market fund shares, etc.), and other investments that may serve as collateral.

The Fund may take a defensive position when the Fund’s investment advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives. When taking a defensive position, the Fund may invest up to 100% of its assets in cash, cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations, or ETFs and/or mutual funds that invest in debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a defensive position, the Fund may not achieve its investment objectives.

Strategy Portfolio Concentration [Text]	The Fund may take a defensive position when the Fund’s investment advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives. When taking a defensive position, the Fund may invest up to 100% of its assets in cash, cash equivalents, including but not